Subsequent Events (Details)		1 Months Ended
	Jun. 02, 2018	Mar. 21, 2018
Subsequent Events [Abstract]
Business technology services agreement	We received 216.0 million XPX tokens from ProximaX, representing 2.4% of the XPX tokens issued by ProximaX in its initial coin offering, generating contract revenue of approximately $3.4 million. XPX tokens began trading on the Kryptono Exchange on June 2, 2018 and the quoted market price of $0.01559 was used to determine the initial fair value of tokens. As of June 30, 2018 at approximately 5:00 PM, Eastern Time, XPX tokens were trading at a price equal to $0.00652 per token, and our 216.0 million XPX tokens had an aggregate fair value of approximately $1.4 million.	Pursuant to the terms of the agreement, ProximaX agreed to pay the Company up to an aggregate of $10.0 million of cash in exchange for the Company’s services, with $5.0 million due upon the successful consummation of a future initial coin offering by ProximaX and up to an additional $5.0 million due upon the Company’s achievement of certain development milestones set forth in the agreement. In addition, ProximaX agreed to issue the Company a number of tokens equal to 2.4% of all outstanding tokens on the date of the planned initial coin offering and to reserve an additional 2% of such tokens to be issued as payment for future services provided by the Company, subject, in each case, to such initial coin offering generating aggregate gross proceeds of at least $30.0 million. If the planned initial coin offering does not raise at least $30.0 million or ProximaX fails to pay the Company the upfront cash payment of $5.0 million by June 1, 2018, the Company and ProximaX have agreed to negotiate alternative compensation for the Company’s services in good faith.